                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  Form 8-K


                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    JULY 1, 1999


                                  DeVRY INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


        DELAWARE                    012751                  36-3150143
----------------------------     -------------         -------------------
(State or other jurisdiction     (Commission           (IRS Employer
  of incorporation                File Number)          Identification No.)


             ONE TOWER LANE, OAKBROOK TERRACE, IL           60181
           ----------------------------------------      ----------
           (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code    (630)571-7700






Exhibit Index is located on page 5              Total number of pages: 101

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                                  DEVRY INC.
                               FORM 8-K INDEX


                                                         Page No.
                                                         -------
Item 2	- Acquisition of Assets

Description of acquisition of substantially all of
   the assets of the Denver Technical College.              3


Item 7 - Financial Statements and Exhibits                  3


Signatures                                                  4


Exhibit Index                                               5


Exhibits                                                    6 - 101

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Item 2 - Acquisition of Assets

The description of the purchases contained herein is qualified in its entirety by reference to the Purchase Agreement and Asset Purchase Agreement which are attached hereto as Exhibit 2 and incorporated herein by reference.

On July 1, 1999, the Company completed its acquisition, for cash, of the Denver Technical College. The purchase price of $23,500,000 for substantially all of the tangible operating assets, trademarks, copyrights and intellectual property is subject to adjustment as described in the purchase agreement. These assets, which were purchased from the Educational Development Corporation and its stockholders, were acquired by DeVry Inc.

In addition, on July 1, 1999, the Company completed the acquisition, for cash, of certain land and building used by the Denver Technical College. The purchase price was $3,750,000. These assets, which were purchased from the Niagara Limited Partnership, were acquired by DeVry Inc.

Funds for these purchases were obtained under the Company's Revolving Loan Agreement with a group of banks.


Item 7 - Financial Statements and Exhibits

In accordance with Regulation S-X, Rule 3-05, financial statements for the Denver Technical College are not required to be filed.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




           Date:   July 16, 1999                 /s/Ronald L. Taylor
                                                 -------------------
                                                 Ronald L. Taylor
                                                 President and Chief
                                                 Operating Officer


           Date:   July 16, 1999                 /s/Norman M. Levine
                                                 -------------------
                                                 Norman M. Levine
                                                 Vice President Finance,
                                                 Controller, Chief Financial
                                                 and Accounting Officer



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                               EXHIBIT INDEX

                                                        Sequentially
                                                          Numbered
Exhibit #                Item                               Page
---------    ------------------------------------       ------------
    2        Asset Purchase Agreement from
             Educational Development Corporation            6 - 66

    2        Purchase Agreement from
             Niagara Limited Partnership                   67 - 101